                                                                  EXHIBIT (9)(b)


                           FUND ACCOUNTING AGREEMENT



         THIS AGREEMENT, dated May 31, 1997, by and between the parties set forth in Schedule A hereto (designated collectively hereafter as the "Funds") and VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP., a Delaware corporation ("Advisory Corp.").


                              W I T N E S S E T H:


         WHEREAS, each of the Funds is registered as a management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, Advisory Corp. has the capability of providing certain accounting services to the Funds; and

         WHEREAS, each desires to utilized Advisory Corp. in the provision of such accounting services; and

         WHEREAS, Advisory Corp. intends to maintain its staff in order to accommodate the provision of all such services.

         NOW THEREFORE, in consideration of the premises and the mutual covenants spelled out herein, it is agreed between the parties hereto as follows:

1. Appointment of Advisory Corp. As agent, Advisory Corp. shall provide each of the Funds the accounting services ("Accounting Services") as set forth in Paragraph 2 of this Agreement. Advisory Corp. accepts such appointment and agrees to furnish the Accounting Services in return for the compensation provided in Paragraph 3 of this Agreement.

2. Accounting Services to be Provided. Advisory Corp. will provide to each respective Fund accounting related services in connection with the maintenance of the financial records of such Fund, including without limitation: (i) maintenance of the general ledger and other financial books and records; (ii) processing of portfolio transactions; (iii) coordination of the valuation of portfolio securities; (iv) calculation of the Fund's net asset value; (v) coordination of financial and regulatory reporting; (vi) preparation of financial reports for each Fund's Board of Trustees; (vii) coordination of tax and financial compliance issues; (viii) the establishment and maintenance of accounting policies; (ix) recommendations with respect to dividend policies; (x) preparation of each Fund's financial reports and other accounting and tax related notice information to shareholders; and (xi) the assimilation and interpretation of accounting data for meaningful management review. Advisory Corp. shall provide accurate maintenance of each Fund's financial books and records as required by the applicable securities statutes and regulations, and shall hire persons (collectively the "Accounting Service Group") as needed to provide such Accounting Services.

3. Expenses and Reimbursements. Advisory Corp. shall be reimbursed by the Funds for all costs and services incurred in connection with the provision of the aforementioned Accounting Services ("Accounting Service Expenses"), including but not limited to all salary and related benefits paid to the personnel of the Accounting Service Group, overhead and expenses related to office space and related equipment and out-of-pocket expenses.

         The Accounting Services Expenses will be paid by Advisory Corp. and reimbursed by the Funds. Advisory Corp. will tender to each Fund a monthly invoice as of the last business day of each month which shall certify the total support service expenses expended. Except as provided herein, Advisory Corp. will receive no other compensation in connection with Accounting Services rendered in accordance with this Agreement.

4. Payment for Accounting Service Expenses Among the Funds. As to one quarter (25%) of the Accounting Service Expenses incurred under the Agreement, the expense shall be allocated between all Funds based on the number of classes of shares of beneficial interest that each respective Fund has issued. As to the remaining three quarters (75%) of the Accounting Service Expenses incurred under the Agreement, the expense shall be allocated between all Funds based on their relative net assets. For purposes of determining the percentage of expenses to be allocated to any Fund, the liquidation preference of any preferred shares issued by any such Fund shall not be considered a liability of such Fund for the purposes of calculating relative net assets of such Fund.

5. Maintenance of Records. All records maintained by Advisory Corp. in connection with the performance of its duties under this Agreement will remain the property of each respective Fund and will be preserved by Advisory Corp. for the periods prescribed in Section 31 of the 1940 Act and the rules thereunder or such other applicable rules that may be adopted from time to time under the act. In the event of termination of the Agreement, such records will be promptly delivered to the respective Funds. Such records may be inspected by the respective Funds at reasonable times.

6. Liability of Advisory Corp. Advisory Corp. shall not be liable to any Fund for any action taken or thing done by it or its agents or contractors on behalf of the fund in carrying out the terms and provisions of the Agreement if done in good faith and without gross negligence or misconduct on the part of Advisory Corp., its agents or contractors.

7. Indemnification By Funds. Each Fund will indemnify and hold Advisory Corp. harmless from all lost, cost, damage and expense, including reasonable expenses for legal counsel, incurred by Advisory Corp. resulting from: (a) any claim, demand, action or suit in connection with Advisory Corp.'s acceptance of this Agreement; (b) any action or omission by Advisory Corp. in the performance of its duties hereunder; (c) Advisory Corp.'s acting upon instructions believed by it to have been executed by a duly authorized officer of the Fund; or (d) Advisory Corp.'s acting upon information provided by the Fund in form and under policies agreed to by Advisory Corp. and the Fund. Advisory Corp. shall not be entitled to such indemnification in respect of actions or omissions constituting gross negligence or willful misconduct of Advisory Corp. or its agents or contractors. Prior to confessing any claim against it which may be subject to this indemnification, Advisory Corp. shall give the Fund reasonable opportunity to defend against said claim in its own name or in the name of Advisory Corp.

8. Indemnification By Advisory Corp. Advisory Corp. will indemnify and hold harmless each Fund from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Fund resulting from any claim, demand, action or suit arising out of Advisory Corp.'s failure to comply with the terms of this Agreement or which arises out of the gross negligence or willful misconduct of Advisory Corp. or its agents or contractors; provided that such negligence or misconduct is not attributable to the Funds, their agents or contractors. Prior to confessing any claim against it which may be subject to this indemnification, the Fund shall give Advisory Corp. reasonable opportunity to defend against said claim in its own name or in the name of such Fund.

9. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

10. Dual Interests. It is understood that some person or persons may be directors, trustees, officers or shareholders of both the Funds and Advisory Corp. (including Advisory Corp.'s affiliates), and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided by a specific provision of applicable law.

11. Execution, Amendment and Termination. The term of this Agreement shall begin as of the date first above written, and unless sooner terminated as herein provided, this Agreement shall remain in effect through May, 1998, and thereafter from year to year, if such continuation is specifically approved at least annually by the Board of Trustees of each Fund, including a majority of the independent Trustees of each Fund. This Agreement may be modified or amended from time to time by mutual agreement between the parties hereto and may be terminated after May, 1998, by at least sixty (60) days' written notice given by one party to the others. Upon termination hereof, each Fund shall pay to Advisory Corp. such compensation as may be due as of the date of such termination and shall likewise reimburse Advisory Corp. for its costs, expenses and disbursements payable under this Agreement to such date. This Agreement may be amended in the future to include as additional parties to the Agreement other investment companies for with Advisory Corp., any subsidiary or affiliate serves as investment advisor or distributor if such amendment is approved by the President of each Fund.

12. Assignment. Any interest of Advisory Corp. under this Agreement shall not be assigned or transferred, either voluntarily or involuntarily, by operation of law or otherwise, without the prior written consent of the Funds. This Agreement shall automatically and immediately terminate in the event of its assignment without the prior written consent of the Funds.

13. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or sent by registered or certified mail, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other parties, it is agreed that for this purpose the address of each Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attention: President and that of Advisory Corp. for this purpose is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attention: President.

14. Personal Liability. As provided for in the Agreement and Declaration of Trust of the various Funds, under which the Funds are organized as unincorporated trusts, the shareholders, trustees, officers, employees and other agents of the Fund shall not personally be found by or liable for the matters set forth hereto, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

15. Interpretative Provisions. In connection with the operation of this Agreement, Advisory Corp. and the Funds may agree from time to time on such provisions interpretative of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement.

16. State Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Illinois.

17. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         IN WITNESS WHEREOF, the parties have caused this amended and restated Agreement to be executed as of the day and year first above written.



ALL OF THE PARTIES SET FORTH IN SCHEDULE A



By:      /s/ Ronald A. Nyberg
   ---------------------------------------
         Ronald A. Nyberg, Vice President





VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP.



By:     /s/ Dennis J. McDonnell
   ---------------------------------------
         Dennis J. McDonnell, President

                                   SCHEDULE A


I. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

CLOSED END FUNDS

Van Kampen American Capital Municipal Income Trust
Van Kampen American Capital California Municipal Trust
Van Kampen American Capital High Income Trust
Van Kampen American Capital High Income Trust II
Van Kampen American Capital Investment Grade Municipal Trust
Van Kampen American Capital Municipal Trust
Van Kampen American Capital California Quality Municipal Trust
Van Kampen American Capital Florida Quality Municipal Trust
Van Kampen American Capital New York Quality Municipal Trust
Van Kampen American Capital Ohio Quality Municipal Trust
Van Kampen American Capital Pennsylvania Quality Municipal Trust
Van Kampen American Capital Trust For Insured Municipals
Van Kampen American Capital Trust For Investment Grade Municipals
Van Kampen American Capital Trust For Investment Grade California Municipals Van Kampen American Capital Trust For Investment Grade Florida Municipals
Van Kampen American Capital Trust For Investment Grade New Jersey Municipals Van Kampen American Capital Trust For Investment Grade New York Municipals
Van Kampen American Capital Trust For Investment Grade Pennsylvania Municipals Van Kampen American Capital Municipal Opportunity Trust
Van Kampen American Capital Advantage Municipal Income Trust
Van Kampen American Capital Advantage Pennsylvania Municipal Income Trust
Van Kampen American Capital Strategic Sector Municipal Trust
Van Kampen American Capital Value Municipal Income Trust
Van Kampen American Capital California Value Municipal Income Trust
Van Kampen American Capital Massachusetts Value Municipal Income Trust
Van Kampen American Capital New Jersey Value Municipal Income Trust
Van Kampen American Capital New York Value Municipal Income Trust
Van Kampen American Capital Ohio Value Municipal Income Trust
Van Kampen American Capital Pennsylvania Value Municipal Income Trust
Van Kampen American Capital Municipal Opportunity Trust II
Van Kampen American Capital Florida Municipal Opportunity Trust
Van Kampen American Capital Advantage Municipal Income Trust II
Van Kampen American Capital Select Sector Municipal Trust


INSTITUTIONAL FUNDS

II. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL MANAGEMENT, INC.
("MANAGEMENT, INC.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

The Explorer Institutional Trust
   on behalf of its series
Explorer Institutional Active Core Fund
Explorer Institutional Limited Duration Fund

     OPEN END FUNDS


     III. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC. ("ASSET MANAGEMENT, INC.") (COLLECTIVELY, THE "FORMER AMERICAN CAPITAL FUNDS"):

     Van Kampen American Capital Comstock Fund ("Comstock Fund")
     Van Kampen American Capital Corporate Bond Fund ("Corporate Bond Fund") Van Kampen American Capital Emerging Growth Fund ("Emerging Growth Fund") Van Kampen American Capital Enterprise Fund ("Enterprise Fund")
     Van Kampen American Capital Equity Income Fund ("Equity Income Fund")
     Van Kampen American Capital Global Managed Assets Fund ("Global Managed
         Assets Funds")
     Van Kampen American Capital Government Securities Fund ("Government
         Securities Fund")
     Van Kampen American Capital Government Target Fund ("Government Target
         Fund")
     Van Kampen American Capital Growth and Income Fund ("Growth and Income
         Fund")
     Van Kampen American Capital Harbor Fund ("Harbor Fund")
     Van Kampen American Capital High Income Corporate Bond Fund ("High Income
         Corporate Bond Fund")

     Van Kampen American Capital Life Investment Trust ("Life Investment Trust" or "LIT") on behalf of its Series
        Enterprise Portfolio ("LIT Enterprise Portfolio")
        Domestic Income Portfolio ("LIT Domestic Income Portfolio")
        Emerging Growth Portfolio  ("LIT Emerging Growth Portfolio")
        Government Portfolio ("LIT Government Portfolio")
        Asset Allocation Portfolio ("LIT Asset Allocation Portfolio")
        Money Market Portfolio ("LIT Money Market Portfolio")
        Real Estate Securities Portfolio ("LIT Real Estate Securities
              Portfolio")
        Growth and Income Portfolio ("LIT Growth and Income Portfolio")

     Van Kampen American Capital Limited Maturity Government Fund ("Limited
              Maturity Government Fund")
     Van Kampen American Capital Pace Fund ("Pace Fund")
     Van Kampen American Capital Real Estate Securities Fund ("Real Estate
              Securities Fund")
     Van Kampen American Capital Reserve Fund ("Reserve Fund")
     Van Kampen American Capital Small Capitalization Fund ("Small
              Capitalization Fund")

     Van Kampen American Capital Tax-Exempt Trust ("Tax-Exempt Trust") on behalf of its Series
        Van Kampen American Capital High Yield Municipal Fund ("High Yield
              Municipal Fund")

     Van Kampen American Capital U.S. Government Trust for Income ("U.S.
              Government Trust for Income")

     IV. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

     Van Kampen American Capital U.S. Government Trust ("U.S. Government Trust")
        on behalf of its series
     Van Kampen American Capital U.S. Government Fund ("U.S. Government Fund")

     Van Kampen American Capital Tax Free Trust ("Tax Free Trust") on behalf of its series
     Van Kampen American Capital Insured Tax Free Income Fund ("Insured Tax Free
        Income Fund")
     Van Kampen American Capital Tax Free High Income Fund ("Tax Free High
        Income Fund")
     Van Kampen American Capital California Insured Tax Free Fund ("California
        Insured Tax Free Fund")
     Van Kampen American Capital Municipal Income Fund ("Municipal Income Fund") Van Kampen American Capital Intermediate Term Municipal Income Fund
        (Intermediate Term Municipal Income Fund")
     Van Kampen American Capital Florida Insured Tax Free Income Fund ("Florida
        Insured Tax Free Income Fund")
     Van Kampen American Capital New Jersey Tax Free Income Fund ("New Jersey
        Tax Free Income Fund")
     Van Kampen American Capital New York Tax Free Income Fund ("New York Tax
        Free Income Fund")
     Van Kampen American Capital California Tax Free Income Fund ("California
        Tax Free Income Fund")
     Van Kampen American Capital Michigan Tax Free Income Fund ("Michigan Tax
        Free Income Fund")
     Van Kampen American Capital Missouri Tax Free Income Fund ("Missouri Tax
        Free Income Fund")
     Van Kampen American Capital Ohio Tax Free Income Fund ("Ohio Tax Free
        Income Fund")

     Van Kampen American Capital Trust ("VKAC Trust")
     Van Kampen American Capital High Yield Fund ("High Yield Fund")
     Van Kampen American Capital Short-Term Global Income Fund ("Short-Term
        Global Income Fund")
     Van Kampen American Capital Strategic Income Fund ("Strategic Income Fund")

     Van Kampen American Capital Equity Trust ("Equity Trust") on behalf of its series
     Van Kampen American Capital Utility Fund ("Utility Fund")
     Van Kampen American Capital Growth Fund ("Growth Fund")
     Van Kampen American Capital Value Fund ("Value Fund")
     Van Kampen American Capital Great American Companies Fund ("Great American
        Companies Fund")
     Van Kampen American Capital Prospector Fund ("Prospector Fund")
     Van Kampen American Capital Aggressive Growth Fund ("Aggressive Growth
        Fund")

     Van Kampen American Capital Foreign Securities Fund ("Foreign Securities
        Fund")

     Van Kampen American Capital Pennsylvania Tax Free Income Fund
        ("Pennsylvania Tax Free Income Fund")

     Van Kampen American Capital Tax Free Money Fund ("Tax Free Money Fund")

                              AMENDMENT NUMBER ONE

                                     TO THE

                            FUND ACCOUNTING AGREEMENT


         THIS AMENDMENT NUMBER ONE, dated July 24, 1997, to the Fund Accounting Agreement dated May 31, 1997 (the "Agreement") by and between the parties set forth in Schedule A, attached hereto and incorporated by reference and VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP., a Delaware corporation ("Advisory Corp.").

                               W I T N E S S E T H

         WHEREAS, the following party, being an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, wishes to become party to the Agreement:


         ADVISED BY VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC. ("ASSET MANAGEMENT, INC.") (COLLECTIVELY, THE "FORMER AMERICAN CAPITAL FUNDS"):

         Van Kampen American Capital Life Investment Trust ("Life Investment Trust" or "LIT") on behalf of its Series
              Strategic Stock Portfolio ("LIT Strategic Stock Portfolio")

         WHEREAS, the original parties desire to add the aforementioned additional entity as party to the Agreement;

         NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that Schedule A of the Agreement be amended to add the party mentioned above as party to the Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.



ALL OF THE PARTIES SET FORTH IN SCHEDULE A



By:           /s/ Ronald A. Nyberg
   -----------------------------------------
         Ronald A. Nyberg, Vice President




VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP.



By:           /s/ Dennis J. McDonnell
   -----------------------------------------
         Dennis J. McDonnell, President

                                   SCHEDULE A


     I. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

     CLOSED END FUNDS

     Van Kampen American Capital Municipal Income Trust
     Van Kampen American Capital California Municipal Trust
     Van Kampen American Capital High Income Trust
     Van Kampen American Capital High Income Trust II
     Van Kampen American Capital Investment Grade Municipal Trust
     Van Kampen American Capital Municipal Trust
     Van Kampen American Capital California Quality Municipal Trust
     Van Kampen American Capital Florida Quality Municipal Trust
     Van Kampen American Capital New York Quality Municipal Trust
     Van Kampen American Capital Ohio Quality Municipal Trust
     Van Kampen American Capital Pennsylvania Quality Municipal Trust
     Van Kampen American Capital Trust For Insured Municipals
     Van Kampen American Capital Trust For Investment Grade Municipals
     Van Kampen American Capital Trust For Investment Grade California
        Municipals
     Van Kampen American Capital Trust For Investment Grade Florida Municipals Van Kampen American Capital Trust For Investment Grade New Jersey
        Municipals
     Van Kampen American Capital Trust For Investment Grade New York Municipals Van Kampen American Capital Trust For Investment Grade Pennsylvania
        Municipals
     Van Kampen American Capital Municipal Opportunity Trust
     Van Kampen American Capital Advantage Municipal Income Trust
     Van Kampen American Capital Advantage Pennsylvania Municipal Income Trust Van Kampen American Capital Strategic Sector Municipal Trust
     Van Kampen American Capital Value Municipal Income Trust
     Van Kampen American Capital California Value Municipal Income Trust
     Van Kampen American Capital Massachusetts Value Municipal Income Trust
     Van Kampen American Capital New Jersey Value Municipal Income Trust
     Van Kampen American Capital New York Value Municipal Income Trust
     Van Kampen American Capital Ohio Value Municipal Income Trust
     Van Kampen American Capital Pennsylvania Value Municipal Income Trust
     Van Kampen American Capital Municipal Opportunity Trust II
     Van Kampen American Capital Florida Municipal Opportunity Trust
     Van Kampen American Capital Advantage Municipal Income Trust II
     Van Kampen American Capital Select Sector Municipal Trust


     INSTITUTIONAL FUNDS

     II. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL MANAGEMENT, INC. ("MANAGEMENT, INC.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

     The Explorer Institutional Trust
        on behalf of its series
     Explorer Institutional Active Core Fund
     Explorer Institutional Limited Duration Fund

     OPEN END FUNDS


     III. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC. ("ASSET MANAGEMENT, INC.") (COLLECTIVELY, THE "FORMER AMERICAN CAPITAL FUNDS"):

     Van Kampen American Capital Comstock Fund ("Comstock Fund")
     Van Kampen American Capital Corporate Bond Fund ("Corporate Bond Fund") Van Kampen American Capital Emerging Growth Fund ("Emerging Growth Fund") Van Kampen American Capital Enterprise Fund ("Enterprise Fund")
     Van Kampen American Capital Equity Income Fund ("Equity Income Fund")
     Van Kampen American Capital Global Managed Assets Fund ("Global Managed
              Assets Funds")
     Van Kampen American Capital Government Securities Fund ("Government
        Securities Fund")
     Van Kampen American Capital Government Target Fund ("Government Target
              Fund")
     Van Kampen American Capital Growth and Income Fund ("Growth and Income
              Fund")
     Van Kampen American Capital Harbor Fund ("Harbor Fund")
     Van Kampen American Capital High Income Corporate Bond Fund ("High Income
              Corporate Bond Fund")

     Van Kampen American Capital Life Investment Trust ("Life Investment Trust" or "LIT") on behalf of its Series
        Enterprise Portfolio ("LIT Enterprise Portfolio")
        Domestic Income Portfolio ("LIT Domestic Income Portfolio")
        Emerging Growth Portfolio ("LIT Emerging Growth Portfolio")
        Government Portfolio ("LIT Government Portfolio")
        Asset Allocation Portfolio ("LIT Asset Allocation Portfolio")
        Money Market Portfolio ("LIT Money Market Portfolio")
        Real Estate Securities Portfolio ("LIT Real Estate Securities
              Portfolio")
        Growth and Income Portfolio ("LIT Growth and Income Portfolio")

     Van Kampen American Capital Limited Maturity Government Fund ("Limited
              Maturity Government Fund")
     Van Kampen American Capital Pace Fund ("Pace Fund")
     Van Kampen American Capital Real Estate Securities Fund ("Real Estate
              Securities Fund")
     Van Kampen American Capital Reserve Fund ("Reserve Fund")
     Van Kampen American Capital Small Capitalization Fund ("Small
              Capitalization Fund")

     Van Kampen American Capital Tax-Exempt Trust ("Tax-Exempt Trust") on behalf of its Series
        Van Kampen American Capital High Yield Municipal Fund ("High Yield
              Municipal Fund")
     Van Kampen American Capital U.S. Government Trust for Income ("U.S.
              Government Trust for Income")

     IV. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

     Van Kampen American Capital U.S. Government Trust ("U.S. Government Trust")
        on behalf of its series
     Van Kampen American Capital U.S. Government Fund ("U.S. Government Fund") Van Kampen American Capital Tax Free Trust ("Tax Free Trust") on behalf of its series
     Van Kampen American Capital Insured Tax Free Income Fund ("Insured Tax Free
              Income Fund")
     Van Kampen American Capital Tax Free High Income Fund ("Tax Free High
              Income Fund")
     Van Kampen American Capital California Insured Tax Free Fund ("California
              Insured Tax Free Fund")
     Van Kampen American Capital Municipal Income Fund ("Municipal Income Fund") Van Kampen American Capital Intermediate Term Municipal Income Fund
              (Intermediate Term Municipal Income Fund")
     Van Kampen American Capital Florida Insured Tax Free Income Fund ("Florida
              Insured Tax Free Income Fund")
     Van Kampen American Capital New Jersey Tax Free Income Fund ("New Jersey
              Tax Free Income Fund")
     Van Kampen American Capital New York Tax Free Income Fund ("New York Tax
              Free Income Fund")
     Van Kampen American Capital California Tax Free Income Fund ("California
              Tax Free Income Fund")
     Van Kampen American Capital Michigan Tax Free Income Fund ("Michigan Tax
              Free Income Fund")
     Van Kampen American Capital Missouri Tax Free Income Fund ("Missouri Tax
              Free Income Fund")
     Van Kampen American Capital Ohio Tax Free Income Fund ("Ohio Tax Free
              Income Fund")

     Van Kampen American Capital Trust ("VKAC Trust")
     Van Kampen American Capital High Yield Fund ("High Yield Fund")
     Van Kampen American Capital Short-Term Global Income Fund ("Short-Term
              Global Income Fund")
     Van Kampen American Capital Strategic Income Fund ("Strategic Income Fund")

     Van Kampen American Capital Equity Trust ("Equity Trust") on behalf of its series
     Van Kampen American Capital Utility Fund ("Utility Fund")
     Van Kampen American Capital Growth Fund ("Growth Fund")
     Van Kampen American Capital Value Fund ("Value Fund")
     Van Kampen American Capital Great American Companies Fund ("Great American
              Companies Fund")
     Van Kampen American Capital Prospector Fund ("Prospector Fund")
     Van Kampen American Capital Aggressive Growth Fund ("Aggressive Growth
              Fund")

     Van Kampen American Capital Foreign Securities Fund ("Foreign Securities
              Fund")

     Van Kampen American Capital Pennsylvania Tax Free Income Fund
              ("Pennsylvania Tax Free Income Fund")

     Van Kampen American Capital Tax Free Money Fund ("Tax Free Money Fund")

                             AMENDMENT NUMBER TWO

                                     TO THE

                            FUND ACCOUNTING AGREEMENT


         THIS AMENDMENT NUMBER TWO, dated April 23, 1998, to the Fund Accounting Agreement dated May 31, 1997 (the "Agreement") by and between the parties set forth in Schedule A, attached hereto and incorporated by reference and VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP., a Delaware corporation ("Advisory Corp.").

                               W I T N E S S E T H

         WHEREAS, the following party, being an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, wishes to become party to the Agreement:


         ADVISED BY VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC. ("ASSET MANAGEMENT, INC."):

         Van Kampen American Capital Life Investment Trust ("Life Investment Trust" or "LIT") on behalf of its Series
              Comstock Portfolio ("LIT Comstock Portfolio")



         WHEREAS, the original parties desire to add the aforementioned additional entity as party to the Agreement;

         NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that Schedule A of the Agreement be amended to add the party mentioned above as party to the Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.



ALL OF THE PARTIES SET FORTH IN SCHEDULE A



By:           /s/ Ronald A. Nyberg
   ---------------------------------------
         Ronald A. Nyberg, Vice President




VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP.



By:           /s/ Dennis J. McDonnell
   ---------------------------------------
         Dennis J. McDonnell, President

                                   SCHEDULE A


     I. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

     CLOSED END FUNDS

     Van Kampen American Capital Municipal Income Trust
     Van Kampen American Capital California Municipal Trust
     Van Kampen American Capital High Income Trust
     Van Kampen American Capital High Income Trust II
     Van Kampen American Capital Investment Grade Municipal Trust
     Van Kampen American Capital Municipal Trust
     Van Kampen American Capital California Quality Municipal Trust
     Van Kampen American Capital Florida Quality Municipal Trust
     Van Kampen American Capital New York Quality Municipal Trust
     Van Kampen American Capital Ohio Quality Municipal Trust
     Van Kampen American Capital Pennsylvania Quality Municipal Trust
     Van Kampen American Capital Trust For Insured Municipals
     Van Kampen American Capital Trust For Investment Grade Municipals
     Van Kampen American Capital Trust For Investment Grade California
              Municipals
     Van Kampen American Capital Trust For Investment Grade Florida Municipals Van Kampen American Capital Trust For Investment Grade New Jersey
              Municipals
     Van Kampen American Capital Trust For Investment Grade New York Municipals Van Kampen American Capital Trust For Investment Grade Pennsylvania
              Municipals
     Van Kampen American Capital Municipal Opportunity Trust
     Van Kampen American Capital Advantage Municipal Income Trust
     Van Kampen American Capital Advantage Pennsylvania Municipal Income Trust Van Kampen American Capital Strategic Sector Municipal Trust
     Van Kampen American Capital Value Municipal Income Trust
     Van Kampen American Capital California Value Municipal Income Trust
     Van Kampen American Capital Massachusetts Value Municipal Income Trust
     Van Kampen American Capital New Jersey Value Municipal Income Trust
     Van Kampen American Capital New York Value Municipal Income Trust
     Van Kampen American Capital Ohio Value Municipal Income Trust
     Van Kampen American Capital Pennsylvania Value Municipal Income Trust
     Van Kampen American Capital Municipal Opportunity Trust II
     Van Kampen American Capital Florida Municipal Opportunity Trust
     Van Kampen American Capital Advantage Municipal Income Trust II
     Van Kampen American Capital Select Sector Municipal Trust

     Van Kampen American Capital Senior Income Trust

     INSTITUTIONAL FUNDS

     II. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL MANAGEMENT, INC. ("MANAGEMENT, INC.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

     The Explorer Institutional Trust
        on behalf of its series
     Explorer Institutional Active Core Fund
     Explorer Institutional Limited Duration Fund

     OPEN END FUNDS


     III. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC. ("ASSET MANAGEMENT, INC.") (COLLECTIVELY, THE "FORMER AMERICAN CAPITAL FUNDS"):

     Van Kampen American Capital Comstock Fund ("Comstock Fund")
     Van Kampen American Capital Corporate Bond Fund ("Corporate Bond Fund") Van Kampen American Capital Emerging Growth Fund ("Emerging Growth Fund") Van Kampen American Capital Enterprise Fund ("Enterprise Fund")
     Van Kampen American Capital Equity Income Fund ("Equity Income Fund")
     Van Kampen American Capital Global Managed Assets Fund ("Global Managed
              Assets Funds")
     Van Kampen American Capital Government Securities Fund ("Government
              Securities Fund")
     Van Kampen American Capital Government Target Fund ("Government Target
              Fund")
     Van Kampen American Capital Growth and Income Fund ("Growth and Income
              Fund")
     Van Kampen American Capital Harbor Fund ("Harbor Fund")
     Van Kampen American Capital High Income Corporate Bond Fund ("High Income
              Corporate Bond Fund")

     Van Kampen American Capital Life Investment Trust ("Life Investment Trust" or "LIT") on behalf of its Series
        Enterprise Portfolio ("LIT Enterprise Portfolio")
        Domestic Income Portfolio ("LIT Domestic Income Portfolio")
        Emerging Growth Portfolio  ("LIT Emerging Growth Portfolio")
        Government Portfolio ("LIT Government Portfolio")
        Asset Allocation Portfolio ("LIT Asset Allocation Portfolio")
        Money Market Portfolio ("LIT Money Market Portfolio")
        Morgan Stanley Real Estate Securities Portfolio ("LIT Morgan Stanley Real Estate Securities Portfolio")
        Growth and Income Portfolio ("LIT Growth and Income Portfolio") Strategic Stock Portfolio ("LIT Strategic Stock Portfolio")

     Van Kampen American Capital Limited Maturity Government Fund ("Limited
              Maturity Government Fund")
     Van Kampen American Capital Pace Fund ("Pace Fund")
     Van Kampen American Capital Real Estate Securities Fund ("Real Estate
              Securities Fund")
     Van Kampen American Capital Reserve Fund ("Reserve Fund")
     Van Kampen American Capital Small Capitalization Fund ("Small
              Capitalization Fund")

     Van Kampen American Capital Tax-Exempt Trust ("Tax-Exempt Trust") on behalf of its Series
         Van Kampen American Capital High Yield Municipal Fund ("High Yield
              Municipal Fund")

     Van Kampen American Capital U.S. Government Trust for Income ("U.S.
              Government Trust for Income")

     IV. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

     Van Kampen American Capital U.S. Government Trust ("U.S. Government Trust")
        on behalf of its series
     Van Kampen American Capital U.S. Government Fund ("U.S. Government Fund")

     Van Kampen American Capital Tax Free Trust ("Tax Free Trust") on behalf of its series
     Van Kampen American Capital Insured Tax Free Income Fund ("Insured Tax Free
              Income Fund")
     Van Kampen American Capital Tax Free High Income Fund ("Tax Free High
              Income Fund")
     Van Kampen American Capital California Insured Tax Free Fund ("California
              Insured Tax Free Fund")
     Van Kampen American Capital Municipal Income Fund ("Municipal Income Fund") Van Kampen American Capital Intermediate Term Municipal Income Fund
              (Intermediate Term Municipal Income Fund")
     Van Kampen American Capital Florida Insured Tax Free Income Fund ("Florida
              Insured Tax Free Income Fund")
     Van Kampen American Capital New Jersey Tax Free Income Fund ("New Jersey
              Tax Free Income Fund")
     Van Kampen American Capital New York Tax Free Income Fund ("New York Tax
              Free Income Fund")
     Van Kampen American Capital California Tax Free Income Fund ("California
              Tax Free Income Fund")
     Van Kampen American Capital Michigan Tax Free Income Fund ("Michigan Tax
              Free Income Fund")
     Van Kampen American Capital Missouri Tax Free Income Fund ("Missouri Tax
              Free Income Fund")
     Van Kampen American Capital Ohio Tax Free Income Fund ("Ohio Tax Free
              Income Fund")

     Van Kampen American Capital Trust ("VKAC Trust")
     Van Kampen American Capital High Yield Fund ("High Yield Fund")
     Van Kampen American Capital Short-Term Global Income Fund ("Short-Term
              Global Income Fund")
     Van Kampen American Capital Strategic Income Fund ("Strategic Income Fund")

     Van Kampen American Capital Equity Trust ("Equity Trust") on behalf of its series
     Van Kampen American Capital Utility Fund ("Utility Fund")
     Van Kampen American Capital Growth Fund ("Growth Fund")
     Van Kampen American Capital Value Fund ("Value Fund")
     Van Kampen American Capital Great American Companies Fund ("Great American
              Companies Fund")
     Van Kampen American Capital Prospector Fund ("Prospector Fund")
     Van Kampen American Capital Aggressive Growth Fund ("Aggressive Growth
              Fund")

     Van Kampen American Capital Foreign Securities Fund ("Foreign Securities
              Fund")

     Van Kampen American Capital Pennsylvania Tax Free Income Fund
              ("Pennsylvania Tax Free Income Fund")

     Van Kampen American Capital Tax Free Money Fund ("Tax Free Money Fund")